SCM TRUST

ICON Equity Income Fund

Supplement dated September 29, 2020 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated July 13, 2020

Effective as of the close of business September 25, 2020, the ICON Risk-Managed Balanced Fund within ICON Funds (the “Predecessor Fund”) was reorganized with and into the ICON Equity Income Fund. Accordingly, all references in the Prospectus and SAI to the reorganization of the Predecessor Fund being pending are hereby removed.

Please retain this supplement with your Prospectus and
Statement of Additional Information.